UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2010

WESTERN LIBERTY BANCORP
 (Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 445-7800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported, on October 20, 2009, Western Liberty Bancorp (“WLB”) was notified by the staff (the “Staff”) of the NYSE Amex (the “Exchange”) that the Staff believed that WLB no longer complied with the Exchange’s continued listing standards due to certain amendments to WLB’s charter approved at WLB’s stockholders meeting on October 7, 2009, and that its common stock, therefore, was subject to being delisted from the Exchange. WLB did not agree with the Staff’s determination and, accordingly, requested a hearing and appeared before a Listed Qualifications Panel of the Exchange’s Committee on Securities (the “Panel”) on February 11, 2010. On February 17, 2010, the Panel issued its decision, wherein the Panel affirmed the Staff’s determination to delist WLB’s common stock from the Exchange. WLB believes that the Panel’s decision was incorrect, and plans to file a further appeal with the full Committee on Securities in extremely short order. In the interim, WLB intends to list on an alternative exchange, and expects to be re-listed on the Exchange or another national exchange upon closing of the previously announced Services1st Bank of Nevada acquisition. The Exchange expects to suspend trading in WLB’s common stock as soon as practicable and file an application with the Securities and Exchange Commission to strike WLB’s common stock from listing and registration on the Exchange when and if authorized.

WLB issued a press release on February 18, 2010 in connection with the foregoing. A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 9.01. Financial Statements and Exhibits

99.1 Press Release of Western Liberty Bancorp, dated February 18, 2010

Forward-Looking Statements

This report, and the information incorporated by reference in it, includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained or incorporated by reference in this report are based on current expectations and beliefs concerning future developments and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments affecting WLB will be those that are anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond WLB’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” filed in WLB’s Annual Report on Form 10-K for the year ended December 31, 2009 and registration statement on Form S-4, filed with the SEC on February 8, 2010, and related prospectus. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. WLB undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN LIBERTY BANCORP

Date: February 18, 2010	By:	/s/ Jason N. Ader
Name: Jason N. Ader Title: Chief Executive Officer